Stockholders of the Companies
March ___,  1998
Page 1

                                     Transportation Components, Inc.
                                     Three Riverway, Suite 630
                                     Houston, Texas 77056

                             April __, 1998

To the Stockholders of the Companies

Reference is made to those certain Agreements and Plans of Organization (the "Agreements"), each dated as of April __, 1998, by and among the parties as reflected on Exhibit A attached hereto. Each of the undersigned hereby agrees, and Transportation Components, Inc., a Delaware corporation ("Trans Com"), hereby agrees with respect to Section 5, as follows:

      1. NONCOMPETITION. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of
Section 13 of the Agreements as if each of the undersigned was a STOCKHOLDER as defined therein.

      2. NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 14.1, 14.3 and 14.4 of the Agreements as if each of the undersigned was a STOCKHOLDER as defined therein, and agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Sections 14.2, 14.3 and 14.4 of the Agreements as if each was TRANS COM and NEWCO as defined therein.

      3. TRANSFER RESTRICTIONS. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 15 of the Agreements with respect to all of the shares of Trans Com Common Stock owned of record by each of the undersigned as of the Funding and Consummation Date (as defined in the Agreements) as if each of the undersigned was a STOCKHOLDER as defined therein. Each of the undersigned expressly acknowledges and agrees that the stock certificates evidencing all of such shares shall bear the restrictive legend contained in Section 15.1 of the Agreements.

Stockholders of the Companies
April ___,  1998
Page 2

      4. FEDERAL SECURITIES ACT REPRESENTATIONS. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 16 of the Agreements with respect to all of the shares of Trans Com Common Stock owned of record by the undersigned as of the Funding and Consummation Date as if each of the undesigned was a STOCKHOLDER as defined therein. Further, each of the undersigned expressly acknowledges and agrees that the stock certificates evidencing all of such shares shall bear the restrictive legend contained in Section 16.1 of the Agreements.

      5. REGISTRATION RIGHTS. Trans Com hereby grants each of the undersigned the same piggyback registration rights set forth in Section 17.1 of the agreements granted to the STOCKHOLDERS (as defined in the Agreements), subject to the terms, covenants, restrictions, prohibitions and limitations of Sections 17.3, 17.4 and 17.5 of the Agreements, which the undersigned agree to adhere to and to be bound by.

      6. COUNTERPARTS. This letter may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

      7. CONDITION TO TRANSFER. As a condition to any sale, transfer, gift, assignment or other disposition of shares of Trans Com Common Stock prior to the expiration of the agreements set forth herein, the undersigned agree to cause this transferee to agree to be bound by the applicable restrictions conferred herein.

Stockholders of the Companies
April ___,  1998
Page 3

      IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written.

                                    --------------------------------------
                                    T. Michael Young

                                    --------------------------------------
                                    J. David Gooch

                                    -------------------------------------
                                    Hugh H,N. "Mac" McConnell

                                    -------------------------------------
                                    Paul E. Pryzant

                                    -------------------------------------
                                    Kenneth V. Garcia

                                    --------------------------------------
                                    Daniel T. Bucaro

Stockholders of the Companies
April ___,  1998
Page 4

                                    Notre Capital Ventures II, L.L.C.

                                    By:__________________________________
                                    Name: Steven S. Harter
                                    Title: President

                                    ------------------------------------
                                    Gonzales

                                    --------------------------------------
                                    Rodriguez

                                    --------------------------------------
                                    Rodolfo A. Duemichen

                                    -------------------------------------
                                    Louie A. Hamilton

                                    --------------------------------------
                                    Marlise C. Skinner

                                    -------------------------------------
                                    Wayne S. Rachlen

Stockholders of the Companies
April ___,  1998
Page 5

                                    --------------------------------------
                                    Jennifer Jackson

                                    -------------------------------------
                                    Melinda Malek

                                    -------------------------------------
                                    Shellie G. LePori

                                    -------------------------------------
                                    Richard T. Howell

                                    -------------------------------------
                                    Steven J. Blum

Stockholders of the Companies
April ___,  1998
Page 6

                                    __________________________________________
                                    _________ Valerie

                                    Infoscope Partners, Inc.


                                    _________________________________________
                                    By:  ____________________________________
                                    Title:  _________________________________

                                    _________________________________________
                                    _________ Brown

Stockholders of the Companies
April ___,  1998
Page 7

ACCEPTED AND AGREED, as of the day and year first above written as to Section 5.

                                    Transportation Components, INC.

                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

Stockholders of the Companies
April ___,  1998
Page 8

                                EXHIBIT A


(1)  Amparts, Inc., a Texas corporation
(2)  Amparts, International, Inc., a Texas corporation
(3)  Charles W. Carter Co.- Los Angeles, a California corporation
(4)  The Cook Brothers Companies, Inc., a New York corporation
(5)  Drive Line, Inc., a Florida corporation
(6)  Gear & Wheel, Inc., a Florida corporation
(7)  L.L.L. Inc., a Minnesota corporation
(8)  MSL, Inc., a Minnesota corporation
(9)  Ocala Truck Parts, Inc., a Florida Coporation
(10) Plaza Automotive, Inc. a Missouri corporation
(11) Proveedor Mayorista al Refaccionario, S.A. de C.V., a Mexican coporation
(12) TPE, Inc., an Oklahoma corporation
(13) Transportation Components, a Minnesota corporation
(14) Try One, Inc., a Florida corporation
(15) Universal Fleet Supply, a California corporation